SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              SFSB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                              SFSB HOLDING COMPANY

                                Parent Company of

                          STANTON FEDERAL SAVINGS BANK

      900 Saxonburg Boulevard * Pittsburgh, PA 15223 * Phone (412) 487-4200


March 31, 1999

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFSB Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Company's office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 20, 1999, at 9:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.


                                            Sincerely,

                                            /s/ Barbara J. Mallen
                                            ------------------------------------
                                            Barbara J. Mallen
                                            President

--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 20, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFSB Holding Company ("the Company"), will be held at Bank's Main Office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania on Tuesday, April 20, 1999, at 9:00 a.m. for the following purposes:

1.   To elect one director of the Company;

2.   To ratify the SFSB Holding Company 1998 Stock Option Plan, as amended;

3.   To ratify the Stanton Federal Savings Bank Restricted Stock Plan; and

4. To ratify the appointment of S.R. Snodgrass, A.C. as independent auditors of the Company for the fiscal year ending December 31, 1999;

         all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 15, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Joseph E. Gallagher
                                           -------------------------------------
                                           Joseph E. Gallagher
                                           Secretary
Pittsburgh, Pennsylvania
March 31, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFSB Holding Company (the "Company") to be used at the first Annual Meeting of Stockholders which will be held at the Company's office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 20, 1999, 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 31, 1999. The Company acquired all of the outstanding stock of Stanton Federal Savings Bank (the "Bank") issued in connection with the completion of the Bank's mutual-to-stock conversion on February 26, 1998 (the "Conversion").

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         If the enclosed proxy card is properly signed and returned, your shares will be voted on all matters that properly come before the Meeting for a vote. If instructions are specified in your signed proxy card with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified in your signed proxy card, your shares will be voted (a) FOR the election of the director named in Proposal 1,
(b) FOR Proposal 2 (ratification of the SFSB Holding Company 1998 Stock Option Plan ("1998 Stock Option Plan"), (c) FOR Proposal 4 (ratification of the Stanton Federal Savings Bank Restricted Stock Plan ("RSP")), (d) FOR Proposal 3 (ratification of independent auditors), and (e) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (the "Secretary") written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 15, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 726,005 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of a director, the proxy being provided by the Board enables a stockholder to vote for the election of the nominee as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratifications of the 1998 Stock Option Plan, the RSP, and the independent auditors, which are submitted as Proposals 2, 3 and 4, respectively, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. With respect to each Proposal, such votes shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to broker non-votes. Votes for which the "ABSTAIN" box is selected shall have the effect of a vote against each such proposal.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                             Percent of Shares
                                        Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership    Outstanding
------------------------------------    -------------------- -----------------

Stanton Federal Savings Bank
Employee Stock Ownership Plan ("ESOP")
900 Saxonburg Boulevard
Pittsburgh, Pennsylvania 15223 (1)                  58,080         8.0%

Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Jeffrey L. Gendell
31 West 52nd Street, 17th Floor
New York, New York 10106 (2)                        68,500         9.4%

All directors and officers of the Company
as a group (five persons) (3)                       60,928         8.4%



-------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's board") has appointed a committee consisting of directors Mary Lois Loftus, Timothy
         R. Maier, and Jerome L. Kowalewski to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the Record Date, 5,808 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Tontine Financial Partners, L.P., Tontine Management, L.L.C., and Jeffrey L. Gendell (the "Reporting Persons") is derived from a Schedule 13D, dated March 9, 1998, filed by the Reporting Persons, which states that, as of February 27, 1998, the Reporting Persons had shared voting and dispositive power with respect to 68,500 shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. No options may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1998 Stock Option Plan. Similarly, there are no shares of Common Stock previously awarded under the RSP that are exercisable within 60 days of the Record Date. Excludes 55,422 shares held by the ESOP (58,080 shares minus 2,658 shares allocated to executive officers) and 21,780 RSP shares over which certain directors, as trustees to the ESOP and the RSP, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal 1 - Information with Respect to Nominees for Director; Directors Whose Terms Continue; and Executive Officers.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based solely upon a review of the copies of these Form 3, 4 and 5 reports received by the Company, and certain written representations received from the Company's directors and executive officers, the Company believes that all filing requirements applicable to such persons were complied with for 1998, and the Company does not know of any such persons who may have failed to file on a timely basis any required forms.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder ratification. Ratification of the 1998 Stock Option Plan and the RSP are being presented as Proposals 2 and 3, respectively. See "Voting Securities And Principal Holders Thereof" for information regarding the voting control of shares of Common Stock held by executive officers and directors.

--------------------------------------------------------------------------------
         PROPOSAL 1 - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that the Board of Directors be divided into four classes. The directors are elected by the stockholders of the Company for staggered four-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of five members. One director will be elected at the Meeting to serve for a four-year term or until a successor has been elected and qualified.

         Jerome L. Kowalewski has been nominated by the Board of Directors to serve as a director. Mr. Kowalewski is currently a member of the Board and has been nominated for a four-year term to expire in 2003. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                               Shares of
                                                             Common Stock
                                                     Current Beneficially
                                         Year First   Term    Owned as of
Name and Title                           Elected or    to     March 15,  Percent
---------------                  Age(1) Appointed(2) Expire    1999 (3)   Owned
                                 ------ ------------ -------   ---------  ------

BOARD NOMINEE FOR TERM TO EXPIRE IN 2003

Jerome L. Kowalewski               55       1993      1999    12,500(4)   1.7%
Director

DIRECTORS CONTINUING IN OFFICE

Joseph E. Gallagher                47       1989      2000    13,760      1.9%
Senior Vice President, Secretary
and Director

Barbara J. Mallen                  56       1972      2001    14,168      2.0%
President and Director

Mary Lois Loftus                   69       1995      2002     7,500(4)   1.0%
Director

Timothy R. Maier                   39       1986      2002    13,000(4)   1.8%
Chairman of the Board and
Director

--------------------------
(1)  At December 31, 1998.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Excludes stock options awarded under 1998 Stock Option Plan and approved by stockholders on October 20, 1998, which are not exercisable within 60 days of the Record Date. See "Proposal 2 - Ratification of the 1998 Stock Option Plan. Excludes certain such shares awarded and approved by stockholders on October 20, 1998 on which such individuals exercise no voting control and shares are subject to forfeiture. See "Proposal 3 - Approval of the RSP."
(4) Excludes 55,422 shares and 21,780 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. See "Voting Securities and Principal Holders Thereof".

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                        Age as of
Name                 December 31, 1998  Positions Held With the Company
----                 -----------------  -------------------------------

Barbara J. Mallen           56          President and Director

Joseph E. Gallagher         47          Senior Vice President, Secretary
                                        and Director

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in October 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Joseph E. Gallagher has been employed by us since 1979 and has been Senior Vice President and Secretary since 1996 and a member of the board since 1989.

         Jerome L. Kowalewski has been a member of the board since 1993 and Treasurer since 1996. Mr. Kowalewski is the majority shareholder and President of Al & Bob's Auto Parts Inc., in the local Pittsburgh area. Mr. Kowalewski is a member of the Lawrenceville Business Association.

         Mary Lois Loftus has been a member of the board since 1995. Ms. Loftus is a retired real estate agent and the former owner of Loftus Florist in the local Pittsburgh area.

         Timothy R. Maier has been a member of the board since 1986 and Chairman since 1996. Mr. Maier is in the insurance business and owns two insurance agencies in the local Pittsburgh area. Mr. Maier is the Past President and the President Elect of the Rotary Club of Lawrenceville and a member of the Lawrenceville Business Association and the Lawrenceville Development Corporation.

         Barbara J. Mallen has been employed by us since 1960 and has been the President since 1988 and a member of the board since 1972. Ms. Mallen is a member of the Lawrenceville Business Association and past Director of the Western Pennsylvania League of Savings Associations.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended December 31, 1998, the Board of Directors held a total of 17 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 1998, the Board had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. However, with respect to the first annual meeting, nominations to the Board of Directors made by stockholders must be made in writing and received no later than the close of business on the tenth day following the day on which the notice of the Meeting was mailed. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met once during the 1998 fiscal year.

         The Compensation Committee is comprised of directors Maier and Loftus. This standing committee establishes the Bank's salary budget for approval by the Board of Directors. The Committee met once during the 1998 fiscal year.

         The Audit Committee is comprised of directors Maier, Loftus, and Kowalewski. The Audit Committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters.
The Audit Committee met once during the 1998 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each director is paid quarterly and total aggregate fees paid to the directors for the year ended December 31, 1998 were $47,000. Directors are not paid for committee meetings.

         The Directors Consultant and Retirement Plan ("DRP") provides retirement benefits to the directors of the Bank based upon the number of years of service to the Bank's board, which must be at least 5 years. If a director agrees to become a consulting director to the Bank's board upon retirement, he or she will receive a monthly payment of between $450 to $650 for 5 years or until death, whichever is earlier. Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 5 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable.

         Pursuant to the 1998 Stock Option Plan and the RSP, each director was awarded stock options to purchase shares of Common Stock of the Company and RSP shares. See "Proposal 2 and 3 Ratification of the 1998 Stock Option Plan and Ratification of the RSP."

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No executive officer of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                     Long-Term Compensation
                                      Annual Compensation                    Awards
                            -------------------------------------- --------------------------
                                                                                  #Securities
                                                                     Restricted    Underlying
Name and             Fiscal                         Other Annual       Stock        Options/      All Other
Principal Position    Year  Salary ($)   Bonus ($) Compensation(1) Award(s)($)(2)    SARs(3)   Compensation($)
-------------------   ----  ----------   --------- --------------- --------------   ---------  ---------------
Barbara J. Mallen     1998       96,000  18,000              --         67,155      18,150     47,725(4)(5)
President             1997       86,256  25,000              --             --          --     55,769(5)
                      1996       78,420  25,300              --             --          --           --

(footnotes continued on next page)

-----------------------------
(1) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no:
     (a) payments of above-market preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or
     (d) preferential discounts on stock.
(2) Represents the award of 7,260 shares of Common Stock under the RSP as of October 20, 1998 on which date the market price of such stock was $9.25 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on October 21, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 1998, based upon a market price of $9.75 per share, such award of 7,260 shares had an aggregate value of $70,785.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on October 21, 1999. The exercise price equals the market value of the Common Stock on the date of grant of $9.25.
(4) At December 31, 1998, consists of the value of 1,598 shares of stock ($15,980) allocated under the ESOP, with an aggregate market value of $15,581.
(5) For 1998, reflects an accrual by the Bank under the supplemental retirement plan of $31,745. In 1997, reflects accruals by the Bank under the DRP and supplemental retirement plan in the aggregate amount of $55,769.

         Stock Awards. The following tables sets forth additional information concerning stock options granted during the 1998 fiscal year pursuant to the 1998 Stock Option Plan to the named executive officer in the Summary Compensation Table and the year end value of such outstanding options.

                             OPTION/SAR GRANTS TABLE
                    Option/SAR Grants in Last Fiscal Year (1)
                    -----------------------------------------

                                Individual Grants
                                -----------------
                                     % of Total
                    # of Securities  Options/SARs
                      Underlying      Granted to   Exercise or
                     Options/SARs    Employees in   Base Price    Expiration
 Name                 Granted(#)     Fiscal Year      ($/Sh)         Date
------------------  ---------------  ------------  ----------- ----------------

Barbara J. Mallen       18,150           38%           $9.25   October 20, 2008

-----------------
(1)  No Stock Appreciation Rights (SARs) are authorized under the plan.


             Aggregated Option/SAR Exercises in Last Fiscal Year,and FY-End Option/SAR Values
             ---------------------------------------------------------------------------------
                                                             Number of Securities       Value of Unexercised
                                                            Underlying Unexercised          In-The-Money
                                                               Options/SARs at              Options/SARs
                                                                  FY-End (#)               at FY-End ($)
                   Shares Acquired
Name               on Exercise (#)  Value Realized($)(1) Exercisable/Unexercisable Exercisable/Unexercisable(1)
----               ---------------  -------------------- ------------------------- ----------------------------
Barbara J. Mallen       0                  0                       0/18,150                    $ 0/$0

------------------

(1) Based upon an exercise price of $9.25 per share and estimated price of $9.75 at December 31, 1998.

         Employment Agreement. The Bank has entered into an employment agreement with Barbara J. Mallen, President of the Bank ("Agreement"). The Agreement has a three year term. Ms. Mallen's base compensation under the Agreement is $96,000. Under the Agreement, Ms. Mallen's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms.

Mallen without just cause, Ms. Mallen will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Mallen will be paid in a lump sum an amount equal to 2.99 times her prior five year's average taxable compensation. In the event of a change in control at December 31, 1998, Ms. Mallen would have been entitled to a lump sum payment of approximately $314,000.

         Supplemental Executive Retirement Plan ("SERP"). A SERP has been implemented for the benefit of the President, Barbara J. Mallen. The SERP provides that Ms. Mallen may receive the full income replacement percentage provided under the Bank's defined benefit pension plan ("Pension Plan") (67% of final average compensation payable at age 62 rather than at age 65), provided she remains employed until she becomes 58 years old, in the year 2000. In such event, she will be eligible to receive a supplemental retirement benefit that will have the effect of reducing the early retirement discount payable under the Pension Plan from a reduction of 7% for each year that benefits commence prior to age 65 to a reduction of approximately 3% per year for retirement prior to age 62, but after age 58. Upon a termination of employment following a change in control, Ms. Mallen will be presumed to have attained not less than the minimum retirement age under the SERP.

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
       PROPOSAL 2 - RATIFICATION OF THE 1998 STOCK OPTION PLAN, AS AMENDED
--------------------------------------------------------------------------------

General

         The Board of Directors adopted the 1998 Stock Option Plan and the Company's stockholders approved it on October 20, 1998 ("Effective Date"). Pursuant to the 1998 Stock Option Plan, up to 72,600 shares of Common Stock are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the 1998 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 1998 Stock Option Plan contains certain restrictions and limitations. The 1998 Stock Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the 1998 Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the 1998 Stock Option Plan as previously approved by the stockholders on October 20, 1998, and as amended by the Amendment to the Stock Option Plan included as Exhibit A to this proxy statement as a means of complying with the OTS interpretive letters. Such amendment provides that the Board or the Plan Committee may accelerate the vesting of option awards within its sole discretion at any time.

         Ratification of the 1998 Stock Option Plan, as amended, does not increase the number of shares reserved for issuance thereunder or alter the classes of individuals eligible to participate in the 1998 Stock Option Plan. In the event that the 1998 Stock Option Plan is not ratified by stockholders at the Meeting, the 1998 Stock Option Plan will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The 1998 Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1998 Stock Option Plan (the "Optionees"). Each option granted pursuant to the 1998 Stock Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1998 Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the 1998 Stock Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1998 Stock Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1998 Stock Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the

Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the 1998 Stock Option requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the 1998 Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the 1998 Stock Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such amendment to the Option Plan will also authorize the Board or the Plan Committee to accelerate the vesting of option awards within its discretion. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the 1998 Stock Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The 1998 Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the 1998 Stock Option Plan.

Awards Under the 1998 Stock Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Plan, the number of options to be granted to any participant, and whether options granted to each such Plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under this 1998 Stock Option Plan exceed more than 30% of the total number of shares of Common Stock authorized for delivery under this Plan, and no more than 5% of total shares of Common Stock may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the 1998 Stock Option Plan.

         The table below presents information related to options previously awarded by the Company under the 1998 Stock Option Plan. Ratification of the 1998 Stock Option Plan does not impact the number of options previously awarded. Stockholder ratification of the 1998 Stock Option Plan confirms the provisions of the 1998 Stock Option Plan previously approved by stockholders of the Company, and authorizes the Board or the Plan Committee to accelerate the vesting of option awards. In accordance with the 1998 Stock Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                           PREVIOUSLY AWARDED BENEFITS
                             1998 STOCK OPTION PLAN
                             ----------------------

                                                       Number of Options
Name and Position                                      Previously Granted(1)(2)
-----------------                                      ------------------------
Barbara J. Mallen, President and Director.............       18,150(3)
Joseph E. Gallagher, Senior Vice President,
Secretary and Director................................       14,520(3)
Timothy R. Maier, Chairman of the Board
and Director .........................................        3,630(4)
Jerome L. Kowalewski, Treasurer and
Director .............................................        3,630(4)
Mary Lois Loftus......................................        3,630(4)
Executive Officer Group (2 persons)...................       36,670
Non-Executive Officer Director Group
  (3 persons).........................................       10,890
Non-Executive Officer Employee Group
  (8 persons).........................................       10,890

------------------------------------
(1) The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant.
(2) Options shall vest, on the one year anniversary of the date of grant, 20% annually during periods of continued service as an employee, director, or director emeritus. In accordance with the amendment to the Option Plan, upon stockholder ratification of this Proposal, the Board or the Plan Committee may accelerate the vesting of such awards. Upon vesting, options shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(3) Options awarded to officers and employees will be exercisable as follows: options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director

     Emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options. In accordance with the amendment to the Option Plan, upon stockholder ratification of this Proposal, the Board or the Plan Committee may accelerate the vesting of such awards.
(4) Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% exercisable. In accordance with the amendment to the Option Plan, upon stockholder ratification of this Proposal, the Board or the Plan Committee may accelerate the vesting of such awards.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1998 Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 1998 Stock Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. The 1998 Stock Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the 1998 Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1998 Stock Option Plan to operate in changed circumstances, to adjust the 1998 Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 1998 Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the 1998 Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the 1998 Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1998 Stock Option Plan, materially increase the benefits accruing to Optionees under the 1998 Stock Option Plan or materially modify the requirements for eligibility for participation in the 1998 Stock Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1998 Stock Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the 1998 Stock Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1998 Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 72,600, shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%. Ratification of the 1998 Stock Option Plan does not increase the maximum number of shares issuable under the 1998 Stock Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the 1998 Stock Option Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the 1998 Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.


Accounting Treatment

         Neither the grant nor the exercise of an option under the 1998 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the 1998 Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Ratification

         Stockholder ratification of the 1998 Stock Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the 1998 Stock Option Plan, as amended, submitted as Proposal 2.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1998 STOCK OPTION PLAN AS AMENDED.

--------------------------------------------------------------------------------
                      PROPOSAL 3 - RATIFICATION OF THE RSP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company previously adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company on October 20, 1998, the Bank contributed sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 29,040 shares of Common Stock) in the open market. All of the Common Stock purchased by the RSP was purchased at the fair market value of such stock on the date of purchase. Awards under the RSP were made in recognition of expected future services to the

Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations. The RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the
RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the RSP (as previously approved by the stockholders on October 20, 1998) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the RSP, or otherwise amend or modify the terms of the RSP. In the event that the RSP is not ratified by stockholders at the Meeting, the RSP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the RSP

         Currently, the RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control, as such terms are defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the RSP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the RSP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non- forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP

Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Ratification of such RSP does not change the number of shares awarded or other terms. Such ratification of the RSP confirms the provisions of the RSP previously approved by the stockholders of the Company.

                           PRIOR AWARDS UNDER THE RSP
                           --------------------------

                                                          Number of Shares
                                                          ----------------
Name and Position                                    Previously Granted (1)(2)
-----------------                                    -------------------------

Barbara J. Mallen
  President and Director ..........................            7,260
Joseph E. Gallagher
  Senior Vice President, Secretary
  and Director ....................................            5,808
Timothy R. Maier
  Chairman of the Board of Director and
   Director........................................            1,452
Jerome L. Kowalewski
  Treasurer and Director...........................            1,452
Mary Lois Loftus
  Director.........................................            1,452
Executive Officer Group (2 persons)................           13,068
Non-Executive Officer Director
  Group (3 persons)................................            4,356(3)
Non-Executive Officer Employee
  Group (3 persons)...............................             4,356

-------------------------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) Such number of shares to be awarded to each non-employee director shall be limited to 1,452 shares per individual and 4,356 in the aggregate.

Amendment and Termination of the Plan

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the

Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the RSP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the RSP, submitted as Proposal 3.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE RSP.

--------------------------------------------------------------------------------
              PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         On March 17, 1998, the board of directors of the Company determined to engage S.R. Snodgrass, A.C. as its independent auditors for the fiscal year ended December 31, 1997. On March 20, 1998, the registrant orally notified LaFrance, Walker, Jackley & Saville, LLP ("LWJS"), its independent auditors for the fiscal years ended December 31, 1996 and 1995, of this determination and that LWJS would not continue to be engaged for the fiscal year ending December 31, 1997. On March 10, 1998, the registrant had orally advised LWJS that the board of directors of the registrant would likely consider this matter during a meeting on March 17, 1998. The determination to replace LWJS was approved by the full board of directors of the registrant.

         The reports of LWJS for the fiscal years ended December 31, 1996 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1996 and 1995 and during the period from December 31, 1996 to March 17, 1998, there were no disagreements between the registrant and LWJS concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         S.R. Snodgrass, A.C. was the Company's independent public accountant for the 1997 and 1998 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with S.R. Snodgrass, A.C. to be its auditors for the fiscal year ended December 31, 1999. A representative of S.R. Snodgrass, A.C. is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's auditors for the fiscal year ending December 31, 1999.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters. Under the Articles of Incorporation no new business or proposals submitted by stockholders shall be acted upon at the Meeting unless such business or proposal is stated in writing and filed with the Secretary by April 9, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2000, all stockholder proposals must be submitted to the Secretary at the Company's office, Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223, on or before December 2, 1999. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2000 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 20, 2000. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the Articles of Incorporation in order to be considered at the 2000 annual meeting of stockholders.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFSB HOLDING COMPANY, 900 SAXONBURG BOULEVARD, PITTSBURGH, PENNSYLVANIA 15223.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Joseph E. Gallagher
                                              ----------------------------------
                                              Joseph E. Gallagher
                                              Secretary

Pittsburgh, Pennsylvania
March 31, 1999

                                                                  Exhibit A
                                                                  ---------

                                    Amendment
                                     to the
                              SFSB Holding Company
                             1998 Stock Option Plan
                             ----------------------

1. Revision to the Plan by addition of the following Section 24 in its entirety as follows:

         24.      Plan Provisions Effective as of March 16, 1999.
                  ----------------------------------------------

                  (a) Modification of Award Vesting. Notwithstanding anything herein to the contrary, the Board or the Committee may, in its sole discretion, amend the vesting schedule of any Award made pursuant to Sections 6(a) and 9(a) to provide for immediate or more rapid vesting of such Award.

Annex A


--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 1999
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of SFSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 20, 1999, at 9:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                           FOR       WITHHELD

1. To elect as director the nominee
   listed below (except as marked to the contrary below): |_|          |_|

   Jerome L. Kowalewski

   (Instruction: To withhold authority to vote for the individual nominee, write the nominee's name on the space provided below)

--------------------------------------------------------------------------------

                                               FOR    AGAINST    ABSTAIN

2. To ratify the SFSB Holding Company
   1998 Stock Option Plan, as amended.         |_|      |_|        |_|

3. To ratify the Stanton Federal Savings
   Bank Restricted Stock Plan.                 |_|      |_|        |_|

4. To ratify the appointment of S.R.
   Snodgrass, A.C. as independent auditors
   for the Company for the fiscal year
   ending December 31, 1999.                   |_|      |_|        |_|

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
proposition.                                            ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 31, 1999 and the 1998 Annual Report.



Dated:                              , 1999
      ------------------------------


-----------------------------------     ----------------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


-----------------------------------     ----------------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------